Investor Presentation August 2019

Forward Looking Statements This presentation contains statements that are, or may be deemed to be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, any financial or other guidance, statements that reflect our current expectations concerning future results and events, and any other statements that are not based solely on historical fact. Forward-looking statements are based on management's expectations, certain assumptions and currently available information. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are based on various assumptions as to future events, the occurrence of which necessarily are subject to uncertainties. These forward-looking statements are made subject to certain risks, uncertainties and other factors, which could cause our actual results, performance or achievements to differ materially from those presented in the forward-looking statements. Examples of factors that may affect future operating results and financial condition include, but are not limited to: changes in the economy generally and in respect to the businesses in which CTS operates; unanticipated issues in integrating acquisitions; the results of actions to reposition our businesses; rapid technological change; general market conditions in the automotive, communications, and computer industries, as well as conditions in the industrial, defense and aerospace, and medical markets; reliance on key customers; unanticipated natural disasters or other events; the ability to protect our intellectual property; pricing pressures and demand for our products; unanticipated developments that could occur with respect to contingencies such as litigation and environmental matters as well as any product liability claims; and risks associated with our international operations, including trade and tariff barriers, exchange rates and political and geopolitical risks. Many of these, and other, risks and uncertainties are discussed in further detail in Item 1A. of CTS’ Annual Report on Form 10-K. We undertake no obligation to publicly update our forward-looking statements to reflect new information or events or circumstances that arise after the date hereof, including market or industry changes. The information provided in this presentation includes certain non-GAAP financial measures. These non-GAAP financial measures should not be considered in isolation or a substitute for the comparable GAAP financial measures. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is included in the Appendix of this presentation. 2

Solid Foundation With Opportunities For Growth We aim to be a leading provider of sensing and motion devices as well as connectivity components, enabling an intelligent and seamless world. Telecom Aero & & IT Europe Defense 14% 4% Medical 6% 8% North America 56% Asia $477 30% 17% Million Industrial 65% Sales/Technical Office Transportation Manufacturing Facility Note: Sales by region and end market based on trailing twelve months sales as of June 30, 2019 3

Broad Product Portfolio Around Targeted Strategy ▪ Controls ▪ EMI/RFI Filters ▪ Piezoelectric ▪ Pedals ▪ Frequency Control Products ▪ Piezoelectric Products ▪ Rotary Actuators Products ▪ RF Filters ▪ Sensors ▪ Specialty Capacitors ▪ Switches ▪ Specialty Resistors ▪ Transducers 4

156% Shareholder Return from 2012 to 2018 vs. 76% for S&P 500 $1.88 Billion 7.5% CAGR 9.4% to 19.6% Total Booked EBITDA Margin Sales Growth Business Expansion ▪ New business award tracking ▪ End market share gains ▪ Operational excellence ▪ Total booked business tracking ▪ New product introductions ▪ Best cost footprint ▪ Incentive structure aligned ▪ CTG single crystal acquisition ▪ Cost savings initiatives with performance ▪ Noliac acquisition ▪ Prudent expense management Note: Shareholder Return from December 31, 2012 through December 31, 2018 Sales and EBITDA comparison for continuing operations from 2012 to 2018 5

Transportation Market Sectors Electric/Hybrid Commercial Light Vehicles Motorcycles Relevant Products Vehicles Vehicles/Off-Road Key Customers ▪ Accelerator Pedal ▪ Chassis Height Sensor ▪ DPF RF Sensor ▪ Throttle Sensor ▪ Turbo Actuator 6

Industrial Market Sectors Inkjet Print Heads HVAC Systems Commercial Sonar Flow Metering Relevant Products Key Customers ▪ Piezoelectric Components ▪ Transducers ▪ Sensors & Controls ▪ Switches ▪ EMI/RFI Filters 7

Medical Market Sectors Ultrasonic Imaging Therapeutic Ultrasound Dental Equipment Equipment Control Panel Relevant Products Key Customers ▪ Piezoelectric Components ▪ Sensors & Controls ▪ Switches ▪ Frequency Control ▪ EMI/RFI Filters 8

Aero & Defense Market Sectors Torpedo/Missile Airplane Sonobuoys Hydrophones Relevant Products Control Communications Key Customers ▪ Piezoelectric Components ▪ Transducers ▪ RF Filters ▪ EMI/RFI Filters ▪ Frequency Control 9

Telecom & IT Market Sectors Macro Cell Small Cell Satellite Wireline/ Relevant Products Base Stations Base Stations Communication Network Switching Key Customers ▪ Piezoelectric Components ▪ RF Filters ▪ EMI/RFI Filters ▪ Frequency Control 10

End Markets Growing Mid-Single Digits

Transportation


65%

Industrial


17%

Medical


8%

Aero & Defense


6%

Telecom & IT


4%

	Transportation	Industrial	Medical	Aero & Defense	Telecom & IT
Goal	30-50%	20-30%	10-20%	5-15%	10-20%
SAM	$3.3B	$1.7B	$0.2B	$0.7B	$1.8B

Transportation

- Booked Business, Share Gains
- Actuators – Asia/EU customers
- RF Sensing for particulate filters - $150m SAM by 2025
- Increased Sensor Content

Industrial

- 3D and textile printing
- Applications in flow and level sensing
- Up-integration into sensors and transducers
- Industrial automation and IOT

Medical

- Medical 3D/4D ultrasound
- HMI control for medical devices
- Wireless pacing
- Ultrasound-based drug delivery
- Dental and therapeutic ultrasound applications

Aero & Defense

- Hydrophones for sonar applications
- Military communication
- Up-integration into sensors and transducers
- Penetration into European defense market

Telecom & IT

- 5G infrastructure build out – massive MIMO and small cell deployment
- High-speed wireline networks
- Advanced fingerprint security, haptics for mobile device applications

Enhancing Sales And Product Management For Organic Growth

cts

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Strategic M&A Approach

Expand Product Range	Enhance Technology Portfolio	Broaden Geographic Reach	Strengthen Customer Relationships

Case Study: Successfully Built Broad Piezoelectric Ceramic Growth Platform

Pre 2016		2016		2017		2018+
CTS	+	HC Materials Channel Technologies Advanced Materials Division	+	noliac	=	CTS
Bulk Technology Single-Digit Growth		Single Crystal Technology Double-Digit Growth		Tape Cast Technology Single-Digit Growth		Robust Double-Digit Growth Platform
SAM : $714M		SAM : $46M		SAM : $922M		$1.7B (>2x SAM)

CTS

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QTI Sensing Solutions Acquisition Company Overview Acquisition Rationale ▪ Founded in 1977, facilities in Boise, ID and Tecate, Mexico ▪ Provides CTS a new core temperature sensing technology ▪ QTI Sensing Solutions is a leading designer and manufacturer ▪ Increases presence in growing industrial, aerospace, of high-quality temperature sensors serving OEMs in defense and medical end markets industrial, aerospace, defense and medical end markets ▪ Expands OEM customer base and enables cross-selling ▪ QTI has a broad product portfolio to measure temperature in gas, liquid or solid mass to ensure equipment performance ▪ Potential to build a temperature sensing platform and reliability ▪ Global market opportunity of >$1.1 billion ▪ Portfolio includes thermistor and RTD based products Elements Probes Assemblies 13

Balanced Capital Deployment Approach Operating Cash Flow 12-15% of Sales Growth Return Capital to Investment Acquisitions Shareholders ~4% of Sales* 60-80% of Dividends & Buybacks Free Cash Flow 20-40% of Free Cash Flow *6.1% in 2018 5-7% in 2019 Capital Structure Leverage = 1.0x - 2.5x EBITDA 14

Financial Performance Trend and 2019 Guidance Sales Adjusted Earnings Per Share ($ Millions) $490 $1.65 $470 $470 $1.55 $423 $234 $1.53 $397 Booked Business $1.23 $1.08 $238 Q2 YTD Actual $0.79 Q2 YTD Actual 2016 2107 2018 2019E 2016 2017 2018 2019E Note: 2019E represents guidance provided on July 25, 2019. 15

Financial Framework Long-Term 2012 2018 Target Range Gross Margin 30.0% 35.1% 34-37% SG&A Expense 20.7% 15.6% 13-15% R&D Expense 6.9% 5.4% 5-7% CapEx 2.6% 6.1% ~4%* *5-7% in 2019 Targeting 10% Annual Growth (Organic + Inorganic) 16

Well Positioned For Growth Organic Inorganic Healthy Booked Business Strong Cash & Debt Availability ($ Millions) ($ Millions in June 2019) $1,875 +24% $300 Total Facility $1,518 $106 $50 Borrowed Dec 2016 Jun 2019 Cash Debt ▪ Enhance Customer Intimacy ▪ Low leverage, debt-to-equity ratio ▪ Enhance Sales Force Capabilities ▪ Solid pipeline of M&A targets ▪ Enhance Product Management ▪ Disciplined approach focused on strategic fit, ROIC metrics ▪ R&D Investments at 5-7% of Sales 17

Appendix 18

CTS Core Values 19

Financial Summary ($ Millions, except percentages and Adjusted Diluted EPS) Q2 YTD 2019 2018 2017 2016 Net Sales $238.3 $470.5 $423.0 $396.7 Adjusted Gross Margin $81.8 $165.0 $145.2 $140.4 Adjusted Gross Margin % of Sales 34.3% 35.1% 34.3% 35.4% Depreciation and Amortization $11.9 $22.5 $20.7 $19.0 Adjusted EBITDA $46.9 $92.1 $80.0 $77.4 Adjusted EBITDA % of Sales 19.7% 19.6% 18.9% 19.5% Adjusted Diluted EPS $0.79 $1.53 $1.23 $1.08 Operating Cash Flow $24.2 $58.2 $58.0 $47.2 Total Debt / Capitalization 11.2% 11.7% 18.2% 22.1% Note: See Regulation G reconciliations from GAAP to Non-GAAP measures and adjustments. 20

Regulation G Schedules Adjusted Gross Margin ($ Millions, except percentages) Q2 Year-to-Date Full Year 2019 2018 2019 2018 2018 2017 2016 Gross margin $ 41.2 $ 41.8 $ 81.8 $ 80.2 $ 165.0 $ 140.4 $ 140.4 Adjustments to reported gross margin: Pension settlement charge - - - - - 4.8 - Adjusted gross margin $ 41.2 $ 41.8 $ 81.8 $ 80.2 $ 165.0 $ 145.2 $ 140.4 Sales $ 120.7 $ 118.0 $ 238.3 $ 231.6 $ 470.5 $ 423.0 $ 396.7 Adjusted gross margin as a % of sales 34.1% 35.4% 34.3% 34.7% 35.1% 34.3% 35.4% 21

Regulation G Schedules Adjusted EBITDA ($ Millions, except percentages) Q2 Year-to-Date Full Year 2019 2018 2019 2018 2018 2017 2016 Net earnings $ 11.9 $ 7.2 $ 23.4 $ 18.8 $ 46.5 $ 14.4 $ 34.4 Depreciation and amortization expense 6.0 5.5 11.9 11.0 22.5 20.7 19.0 Interest expense 0.5 0.6 0.9 1.1 2.1 3.3 3.7 Tax expense 4.0 4.4 6.9 8.1 11.6 25.8 22.9 EBITDA 22.4 17.6 43.1 38.9 82.7 64.2 80.0 Adjustments to EBITDA: Restructuring charges 0.9 1.2 3.0 2.4 4.6 4.1 3.0 Loss on sale-leaseback - - - - - - 0.1 Loss (gain) on sale of facilities, net of expenses - - - - - 0.7 (11.1) Non-recurring environmental charge - 1.0 - 1.0 1.0 - - Pension settlement charge - - - - - 13.4 - Non-cash pension expense 0.2 - 0.4 - - - - Transaction costs and other one-time costs - - - - - 0.3 0.8 Lease termination charge - - - - - 0.1 0.8 Foreign currency loss (gain) 0.8 2.9 0.4 0.9 2.6 (3.0) 3.8 Non-recurring costs of tax improvement initiatives - 0.5 - 0.8 1.2 0.2 - Total adjustments to reported operating earnings 1.9 5.6 3.8 5.1 9.4 15.8 (2.6) Adjusted EBITDA $ 24.3 $ 23.2 $ 46.9 $ 44.0 $ 92.1 $ 80.0 $ 77.4 Sales $ 120.7 $ 118.0 $ 238.3 $ 231.6 $ 470.5 $ 423.0 $ 396.7 Adjusted EBITDA as a % of sales 20.2% 19.6% 19.7% 19.0% 19.6% 18.9% 19.5% 22

Regulation G Schedules

Adjusted Diluted EPS

	Q2		Year-to-Date		Full Year		
	2019	2018	2019	2018	2018	2017	2016
Diluted earnings per share	**$ 0.36**	**$ 0.21**	**$ 0.70**	**$ 0.56**	**$ 1.39**	**$ 0.43**	**$ 1.03**
Tax affected adjustments to reported diluted earnings per share:							
Restructuring charges	0.02	0.03	0.07	0.06	0.12	0.08	0.06
Increase in valuation allowance and revaluation of deferred taxes as a result of restructuring activities	-	-	-	-	-	-	0.07
Loss (gain) on sale of facilities, net of expenses	-	-	-	-	-	0.01	(0.22)
Non-recurring environmental charge	-	0.02	-	0.02	0.02	-	-
Pension settlement charge	-	-	-	-	-	0.26	-
Non-cash pension expense	-	-	0.01	-	-	-	-
Transaction costs and other one-time costs	-	-	-	-	-	0.01	0.02
Lease termination charge	-	-	-	-	-	-	0.02
Foreign currency loss (gain)	0.02	0.07	0.01	0.02	0.06	(0.07)	0.09
(Decrease) increase in recognition of valuation allowances	-	-	-	-	(0.03)	(0.05)	0.03
Tax impact of non-recurring stock compensation charge	-	-	-	-	-	-	(0.02)
Tax impact of U.S. tax reform	-	-	-	-	(0.02)	0.54	-
Tax impact of other foreign taxes	-	-	-	-	-	0.02	-
Discrete tax items	-	0.05	-	0.05	(0.04)	-	-
Non-recurring costs of tax improvement initiatives	-	0.01	-	0.02	0.03	-	-
Adjusted diluted earnings per share	**$ 0.40**	**$ 0.39**	**$ 0.79**	**$ 0.73**	**$ 1.53**	**$ 1.23**	**$ 1.08**

Total Debt to Capitalization

($ Millions, except percentages)

	Q2		As of December 31		
	2019	2018	2018	2017	2016
Total debt **(A)**	$ 50.0	$ 57.0	$ 50.0	$ 76.3	$ 90.1
Total shareholders' equity **(B)**	$ 395.5	$ 363.8	$ 377.9	$ 343.8	$ 317.9
Total capitalization **(A+B)**	$ 445.5	$ 420.8	$ 427.9	$ 420.1	$ 408.0
Total debt to capitalization	**11.2%**	**13.5%**	**11.7%**	**18.2%**	**22.1%**

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